Financial assets	12 Months Ended
Dec. 31, 2021
Disclosure of financial assets [abstract]
Disclosure of financial assets [text block]

7. Financial assets

As part of the JV Transaction (note 8), the Company initially subscribed to 184.9 million non-voting fixed redemption price redeemable preferences shares in Shika Group Finance Limited (the "preference shares"), which were issued at a par value of $1 per redeemable share. The preference shares have no fixed redemption date. As these preference shares have no contractual fixed terms of repayment that arise on specified dates, they are measured at fair value through profit or loss at each reporting period-end.

The following table summarizes the change in the carrying amount of the Company's preference shares held in the joint venture:

	December 31, 2021		December 31, 2020
	Number of shares	$	$
Balance, beginning of year	137,400,000	78,299	108,025
Fair value adjustment for the year	-	(873)	7,774
Redemption of preferred shares during the year	(5,000,000)	(5,000)	(37,500)
Balance, end of year	132,400,000	72,426	78,299

As at December 31, 2021, the Company re-measured the fair value of the redeemable preference shares to $72.4 million. Given that the AGM was unable to declare a mineral reserve at the balance sheet date (see Impairment testing in note 8), management's best estimate of the fair value of the preference shares was determined by applying a dollar per ounce (based on a range of market values for similar assets) to the JV's in-situ mineral resources, estimating the net realizable value of stockpiled ore and considering other working capital items (refer to note 8). For the year ended December 31, 2021, the Company recognized a downward fair value adjustment on its preference shares of $0.9 million in finance expense (year ended December 31, 2020 - $7.8 million positive fair value adjustment in finance income). The preference shares are classified as a Level 3 financial asset in the fair value hierarchy.